Exhibit 4.2

Innovation, Science and Economic Development Canada
Corporations Canada
Innovation, Sciences et Développement économique Canada
Corporations Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Boyd Group Services Inc.

Corporate name / Dénomination sociale

1163688-0

Corporation number / Numéro de société

R Edwards

Raymond Edwards

Director / Directeur

2020-06-30

Canada

Certificate of Amendment Certificat de modification Canada Business Corporations Act Loi canadienne sur les sociétés par actions Boyd Group Services Inc. Corporate name / Dénomination sociale 1163688-0 Corporation number / Numéro de société I HEREBY CERTIFY that the articles of the JE CERTIFIE que les statuts de la société above-named corporation are amended under susmentionnée sont modifiés aux termes de section 178 of the Canada Business l’article 178 de la Loi canadienne sur les Corporations Act as set out in the attached sociétés par actions, tel qu’il est indiqué dans les articles of amendment. clauses modificatrices ci-jointes. Raymond Edwards Director / Directeur 2020-06-30 Date of amendment (YYYY-MM-DD) Date de modification (AAAA-MM-JJ)

Form 4 Formulaire 4 Articles of Amendment Clauses modificatrices Canada Business Corporations Act Loi canadienne sur les sociétés par (CBCA) (s. 27 or 177) actions (LCSA) (art. 27 ou 177) 1 Corporate name Dénomination sociale Boyd Group Services Inc. 2 Corporation number Numéro de la société 1163688-0 3 The articles are amended as follows Les statuts sont modifiés de la façon suivante See attached schedule / Voir l’annexe ci-jointe 4 Declaration: I certify that I am a director or an officer of the corporation. Déclaration : J’atteste que je suis un administrateur ou un dirigeant de la société. Original signed by / Original signé par BROCK BULBUCK BROCK BULBUCK 204-895-1244 Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA). Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA). You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049. Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049. IC 3069 (2008/04)

Schedule / Annexe

Amendment Schedules / Annexes - Modification

The Articles of Incorporation are hereby amended to add the following paragraph to Section 7 of the Articles of Incorporation, “Other Provisions”:

The directors may appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.

Innovation, Science and Economic Development Canada
Corporations Canada

Innovation, Sciences et Développement économique Canada
Corporations Canada

Certificate of Arrangement

Canada Business Corporations Act

Certificat d'arrangement

Loi canadienne sur les sociétés par actions

BOYD GROUP HOLDINGS INC.

Corporate name(s) of CBCA applicants / Dénomination(s) sociale(s) de la ou des sociétés LCSA requérantes

414955-6

Corporation number(s) / Numéro(s) de la ou des sociétés

JE CERTIFIE que l'arrangement mentionné dans les clauses d'arrangement annexées a pris effet en vertu de l'article 192 de la *Loi canadienne sur les sociétés par actions*.

R Edwards

Raymond Edwards

Director / Directeur

2020-01-01

Date of Arrangement (YYYY-MM-DD)
Date de l'arrangement (AAAA-MM-JJ)

Canada

Certificate of Arrangement Certificat d’arrangement Canada Business Corporations Act Loi canadienne sur les societes par actions BOYD GROUP HOLDINGS INC. 414955-6 Corporate name(s) ofCBCA applicants I Denomination(s) Corporation number(s) I Numero(s) de la ou sociale(s) de la ou des societes LCSA requerantes des societes I HEREBY CERTIFY that the arrangement set JE CERTIFIE que !‘arrangement mentionne dans out in the attached articles of arrangement has les clauses d’arrangement annexees a pris effet en been effected under section 192 of the Canada vertu de !‘article 192 de la Loi canadienne sur les Business Corporations Act. societes par actions. Raymond Edwards Director I Directeur 2020-01-01 Date of Arrangement (YYYY-MM-DD) Date de !‘arrangement (AAAA-MM-JJ)

Innovation, Science and Economic Development Canada
Corporations Canada

Innovation, Sciences et Développement économique Canada
Corporations Canada

1- Name of the applicant corporation(s)	Corporation number
BOYD GROUP HOLDINGS INC.	414955-6

4 - Name of the dissolved corporation(s), if applicable	Corporation number

6 - In accordance with the order approving the arrangement, the plan of arrangement attached hereto, involving the above named body(ies) corporate, is hereby effected.

In accordance with the plan of arrangement,

[X] a. the articles of the corporation(s) indicated in item 2, are amended.

[ ] If the amendment includes a name change, indicate the change below:

See attached Schedule "A".

[ ] c. the corporation(s) indicated in item 4 is(are) liquidated and dissolved:

Signature: [signature]

Print name: Jeff Murray, Vice-President, Finance

JAN 0 1 2020

Canada

Innovation, Science and Innovation, Sciences et Economic Development Canada Developpement economlque Canada ColpolaUons Canada Corporallons Cenada Canada Business Corporations Act (CBCA) FORM 14.1 ARTICLES OF ARRANGEMENT (Section 192) Name of the applicant corporatron(s) Corporation number BOYD GROUP HO,OINGS INC. 414955-6 2 • Namo of the corporatlon(s) the articles of which are amended, If applicable Corporation number THE BOYD GROUP INC. 440096-8; 414955-6 BOYD GROUP HOLDINGS INC. 3 ·Name of the corporatlon(s) created by amalgamation, If applicable Corporation number 4 ·Name of the dissolved corporatlon(s), If applicable Corporation number 5 ·Name of the other bodies corporate Involved, If applicable Corporation number or jurisdiction THE BOYD GROUP INC. Boyd Group Services Inc. 440096-8; 1163688-0; MB Boyd Group Income Fund 6 ·In accordance with the order approving tho arrangement, the plan of arrangement allached hereto, Involving the above named body(les) corporate, Is hereby effected. In accordance with the plan of arrangement, I&) a. the articles of the corporatlon(s) Indicated In Item 2, are amended. amendment Includes a name change, Indicate the change below: all,.hcd Sohedulo 0 b. the following bodies corporato and/or corporations are amalgamated (for CBCA corporations Include the corporation number): 0 c. the corporallon(s) Indicated In Item -4 ls(ar~) liquidated and dissolved: 7 -I hereby certify that I am a director or an authorized officer of one of the applicant corporations. Signature: Print name: Note: Mlsrepresenlatlon consUtutes an offence and, on summary convlcUon, a person Is liable to a fine not exceeding $5,000 or to Imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA). ISED-ISDE 3189E (2016/11) Page 1 of 2

SCHEDULE A

ATTACHED TO AND FORMING PART OF

ARTICLES OF ARRANGEMENT

AS TO THE BOYD GROUP INC. (“BGI”):

As to BGI, the Articles of Amendment of BGI are hereby amended by increasing the authorized capital of BGI by creating an unlimited number of Common shares, an unlimited number of Class A Preferred shares and an unlimited number of Class B Preferred Shares, each having attached thereto the following rights privileges, restrictions and conditions:

A.     The Common Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

(a)  The holders of Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Common Share then held by them respectively.

(b)  The holders of Common Shares shall be entitled to such dividends as may be declared thereon from time to time by the Board of Directors of the Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Common Shares shall be shared rateably among the Common Shares then issued and outstanding.

(c)   In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Shares shall be entitled to receive rateably among themselves the assets and property of the Corporation.

B.     The Class A Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions, as well as any rights, privileges, restrictions and conditions to which the Class A Preferred Shares are made subject pursuant to any other clause herein:

(a)  The holders of the Class A Preferred Shares shall be entitled to such dividends as may be declared from time to time by the Board of Directors of the

Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Class A Preferred Shares shall be shared rateably among the Class A Preferred Shares then issued and outstanding.

(b)  In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class A Preferred Shares shall be entitled to receive from the assets and the property of the Corporation for each such share held by them a sum equivalent to the redemption price for each Class A Preferred Share hereinafter specified and any declared and unpaid dividends thereon before any amount shall be paid or any assets or property of the Corporation distributed to the holders of any Common Shares or other shares of any other class ranking junior to the Class A Preferred Shares. After payment to the holders of the Class A Preferred Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

(c)  Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation shall, at the request of any holder of Class A Preferred Shares and upon being given notice as hereinafter contained, redeem the Class A Preferred Shares of such holder on payment for each such share to be redeemed of a sum equal to the redemption price for each Class A Preferred Share hereinafter specified, together with all declared and unpaid dividends thereon.

(d)  The redemption right in Clause B (c) hereof may be exercised by notice in writing given to the Corporation at its registered office accompanied by the certificate or certificates representing Class A Preferred Shares in respect of which the holder thereof desires to exercise such right of redemption and such notice shall be signed by the person registered on the records of the Corporation as the holder of the Class A Preferred Shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of Class A Preferred Shares which the holder desires to have redeemed. Within 60 days of the date of mailing by registered mail the notice in writing hereinbefore referred to, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class A Preferred Shares to be redeemed the redemption price thereof as hereinafter specified, together with all declared and unpaid dividends thereon. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation .

(e)  Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation may redeem at any time the whole or from time to time any part of the then outstanding Class A Preferred Shares on payment for each share to be redeemed of a sum equal to the fair market value of the aggregate consideration (as determined by the Board of Directors of the Corporation) for which such Class A Preferred Shares then outstanding were issued divided by the number of Class A Preferred Shares then outstanding, which sum is herein referred to as the “redemption price for each Class A Preferred Share”, together with all declared and unpaid dividends thereon. Provided, however, if the Minister of National Revenue of Canada should determine that the fair market value of the aggregate consideration for which such Class A Preferred Shares then outstanding were issued is greater than or less than the fair market value of such consideration as determined by the Board of Directors of the Corporation then the redemption price for each such Class A Preferred Share shall be the fair market value of such consideration as determined by the Minister of National Revenue of Canada or such other amount as may be finally determined by virtue of objections and/or appeals taken pursuant to the Income Tax Act (Canada) in the event that such objections and/or appeals are taken, or in accordance with any court determination otherwise available at law and binding on the Minister of National Revenue of Canada, divided by the number of Class A Preferred Shares then outstanding. In the event that any Class A Preferred Shares are redeemed prior to either of these determinations all changes that occur as a result of either of these determinations shall be made on a retroactive basis from the time of the issuance of the Class A Preferred Shares. In case a part only of the then outstanding Class A Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed pro-rata disregarding fractions and the Board of Directors of the Corporation may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

(f)  In the case of redemption of Class A Preferred Shares under the provisions of Clause B (e) hereof, the Corporation shall, at least 10 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of the Class A Preferred Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class A Preferred Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price for each Class A Preferred Share and the date on which redemption is to take place, and, if part only of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class A Preferred Shares to be redeemed the redemption price for each Class A Preferred Share being redeemed, together with all declared and unpaid dividends thereon, on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificates representing the Class A Preferred Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, a holder of Class A Preferred Shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of a shareholder in respect thereof unless payment of the redemption price for such Class A Preferred Shares is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class A Preferred Shares as aforesaid to deposit the redemption price for such Class A Preferred Shares or such of the shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Class A Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class A Preferred Shares in respect whereof such deposit shall have been made shall be redeemed and the right of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total redemption price for the Class A Preferred Shares so deposited against presentation and surrender of the said certificates held by them respectively, together with all declared and unpaid dividends thereon. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(g)  No dividends shall be declared or paid on or set apart for payment on the Class B Preferred Shares, the Common Shares or other shares of any other class ranking junior to the Class A Preferred Shares, or any of them, which would have the effect of reducing the assets available on a winding-up for distribution to holders of Class A Preferred Shares below an amount equivalent to the aggregate redemption price payable for the Class A Preferred Shares then issued and outstanding.

(h)  The holders of Class A Preferred Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Class A Preferred Share then held by them respectively.

C.     The Class B Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions, as well as any rights, privileges, restrictions and conditions to which the Class B Preferred Shares are made subject pursuant to any other clause herein:

(a)  The holders of the Class B Preferred Shares shall be entitled to such dividends as may be declared from time to time by the Board of Directors of the Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Class B Preferred Shares shall be shared rateably among the Class B Preferred Shares then issued and outstanding.

(b)  In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class B Preferred Shares shall be entitled to receive from the assets and the property of the Corporation for each such share held by them a sum equivalent to the redemption price for each Class B Preferred Share hereinafter specified and any declared and unpaid dividends thereon before any amount shall be paid or any assets or property of the Corporation distributed to the holders of Class A Preferred Shares, Common Shares, or other shares of any other class ranking junior to the Class B Preferred Shares. After payment to the holders of the Class B Preferred Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

(c)  Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation shall, at the request of any holder of Class B Preferred Shares and upon being given notice as hereinafter contained, redeem the Class B Preferred Shares of such holder on payment for each such share to be redeemed of a sum equal to the redemption price for each Class B Preferred Share hereinafter specified, together with all declared and unpaid dividends thereon.

(d)  The redemption right in Clause C (c) hereof may be exercised by notice in writing given to the Corporation at its registered office accompanied by the certificate or certificates representing Class B Preferred Shares in respect of which the holder thereof desires to exercise such right of redemption and such notice shall be signed by the person registered on the records of the Corporation as the holder of the Class B Preferred Shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of Class B Preferred Shares which the holder desires to have redeemed. Within 60 days of the date of mailing by registered mail the notice in writing hereinbefore referred to, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class B Preferred Shares to be redeemed the redemption price thereof as hereinafter specified, together with all declared and unpaid dividends thereon. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(e)  Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation may redeem at any time the whole or from time to time any part of the then outstanding Class B Preferred Shares on payment for each share to be redeemed of a sum of $1,000, being the price for which such Class B Preferred Shares then outstanding were issued, which sum is herein referred to as the “redemption price for each Class B Preferred Share”, together with all declared and unpaid dividends thereon. Provided, however, if the Minister of National Revenue of Canada should determine that the fair market value of the aggregate consideration for which such Class B Preferred Shares then outstanding were issued is greater than or less than the fair market value of such consideration as determined by the Board of Directors of the Corporation then the redemption price for each such Class B Preferred Share shall be the fair market value of such consideration as determined by the Minister of National Revenue of Canada or such other amount as may be finally determined by virtue of objections and/or appeals taken pursuant to the Income Tax Act (Canada) in the event that such objections and/or appeals are taken, or in accordance with any court determination otherwise available at law and binding on the Minister of National Revenue of Canada, divided by the number of Class B Preferred Shares then outstanding. In the event that any Class B Preferred Shares are redeemed prior to either of these determinations all changes that occur as a result of either of these determinations shall be made on a retroactive basis from the time of the issuance of the Class B Preferred Shares. In case a part only of the then outstanding Class B Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed pro-rata disregarding fractions and the Board of Directors of the Corporation may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares .

(f)  In the case of redemption of Class B Preferred Shares under the provisions of Clause C (e) hereof, the Corporation shall, at least 10 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of the Class B Preferred Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B Preferred Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price for each Class B Preferred Share and the date on which redemption is to take place, and, if part only of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class B Preferred Shares to be redeemed the redemption price for each Class B Preferred Share being redeemed, together with all declared and unpaid dividends thereon, on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificates representing the Class B Preferred Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, a holder of Class B Preferred Shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of a shareholder in respect thereof unless payment of the redemption price for such Class B Preferred Shares is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class B Preferred Shares as aforesaid to deposit the redemption price for such Class B Preferred Shares or such of the shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Class B Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class B Preferred Shares in respect whereof such deposit shall have been made shall be redeemed and the right of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total redemption price for the Class B Preferred Shares so deposited against presentation and surrender of the said certificates held by them respectively, together with all declared and unpaid dividends thereon. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(g)  No dividends shall be declared or paid on or set apart for payment on the Common Shares or other shares of any other class ranking junior to the Class B Preferred Shares or any of them, which would have the effect of reducing the assets available on a winding-up for distribution to holders of Class B Preferred Shares below an amount equivalent to the aggregate redemption price payable for the Class B Preferred Shares then issued and outstanding.

(h)  The holders of Class B Preferred Shares shall not be entitled to receive notice of or to attend any meetings of the shareholders of the Corporation and shall not be entitled to any vote at any such meeting except where specifically required by the Canada Business Corporations Act.

AS TO BOYD GROUP HOLDINGS INC. (“BGHI”):

As to BGHI, the Articles of Continuance of BGHI are hereby amended by amending the rights privileges, restrictions and conditions attached to the Class B Common shares and the Class A Common shares as set forth below, and by increasing the authorized capital of BGHI by creating an unlimited number of Class C Common shares, each having attached thereto the rights privileges, restrictions and conditions set forth below:

A.     The Class C Common shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

(a)  The holders of Class C Common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Class C Common share then held by them.

B.     Notwithstanding anything to the contrary contained in the rights, privileges, restrictions and conditions otherwise attaching to the Class A Common shares and the Class B Common shares in the Articles of the Corporation:

(a)  The holders of Class A Common shares, Class B Common shares and Class C Common shares shall be entitled to dividends equally on a pro rata basis when, as and if declared thereon from time to time by the Board of Directors of the Corporation in its discretion.

(b)  In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the property and assets of the Corporation shall be paid and distributed pro rata, share for share, to the holders of the Class A Common shares, Class B Common shares and Class C Common shares.

SCHEDULE “A”

PLAN OF ARRANGEMENT

UNDER SECTION 192 OF

CANADA BUSINESS CORPORATIONS ACT

ARTICLE 1

INTERPRETATION

1.1 In this Plan of Arrangement, the following terms have the following meanings:

(a)	“4612094” means 4612094 Manitoba Inc., a corporation incorporated and existing under The Corporations Act (Manitoba);

(b)

“Arrangement”, “herein”, “hereof”, “hereto”, “hereunder” and similar expressions mean and refer to the arrangement pursuant to Section 192 of the CBCA set forth in this Plan of Arrangement, as amended, modified or supplemented, and not to any particular article, section or other portion hereof;

(c)	“Arrangement Agreement” means the agreement dated as of September 19, 2019, among New Boyd, the Fund, BGHI, 4612094 and BGI with respect to the Arrangement and all amendments thereto;

(d)

“Articles of Arrangement” means the articles of arrangement in respect of the Arrangement required under Subsection 192(6) of the CBCA to be filed with the Director after the Final Order has been granted;

(e)	“BGHI” means Boyd Group Holdings Inc., a corporation continued and existing under the CBCA;

(f)	“BGHI Arrangement Resolution” means the special resolution of the shareholders of BGHI Shareholders presented at the BGHI Meeting;

(g)	“BGHI Class A Common Shareholders” means the holders of BGHI Class A Common shares;

(h)	“BGHI Class A Common shares” means the issued and outstanding Class A Common shares of BGHI;

(i)	“BGHI Class B Common shares” means the issued and outstanding Class B Common shares of BGHI;

(j)	“BGHI Class C Common shares” means the Class C Common shares of BGHI to be created pursuant to the Arrangement, with conditions, rights and attributes as described on Appendix “A”;

(k)

“BGHI Meeting” means the special meeting of BGHI Class A Common Shareholders to be held on December 2, 2019 and any adjournments or postponements thereof, to consider and vote on, among other things, the BGHI Arrangement Resolution and related matters;

(l)	“BGHI Voting shares” means the issued and outstanding voting shares of BGHI;

(m)	“BGHI Shareholders” means the holders of BGHI Class A Common shares, BGHI Class B Common shares and BGHI Voting shares;

(n)	“BGHI Shares” means the BGHI Class A Common shares, BGHI Class B Common shares and the BGHI Voting Shares;

(o)	“BGI” means The Boyd Group Inc., a corporation continued and existing under the CBCA;

(p)	“BGI Class I shares” means the issued and outstanding Class I shares of BGI;

(q)	“BGI Class II shares” means the issued and outstanding Class II shares of BGI;

(r)	“BGI Class IV shares” means the issued and outstanding Class IV shares of BGI;

(s)	“BGI Class A Preferred Shares” means the Class A Preferred Shares to be created pursuant to the Arrangement, with conditions, rights and attributes as described on Appendix “B”;

(t)	“BGI Class B Preferred Shares” means the Class B Preferred Shares to be created pursuant to the Arrangement, with conditions, rights and attributes as described on Appendix “B”;

(u)	“BGI Common Shares” means the class of common shares to be created pursuant to the Arrangement, with conditions, rights and attributes as described on Appendix “B”;

(v)	“CBCA” means the Canada Business Corporations Act, R.S.C., 1985, c.C-44, as amended, including the regulations promulgated thereunder;

(w)	“Certificate” means the certificate issued by the Director pursuant to Subsection 192(7) of the CBCA giving effect to the Arrangement;

(x)	“Court” means the Manitoba Court of Queen’s Bench;

(y)	“Depositary” means Computershare Investor Services Inc.;

(z)	“Direct Registration Advice” shall have the meaning given to the term in Section 5.1;

(aa)	“Director” means the director appointed under Section 260 of the CBCA;

(bb)	“Dissent Rights” means the rights of BGHI Shareholders to dissent in respect of the Arrangement pursuant to the procedures set forth on Appendix “C”;

(cc)	“Dissenting Shareholders” means those BGHI Shareholders who have exercised dissent rights pursuant to Article 4 hereof and “Dissenting Shareholder” means any one of them;

(dd)	“Dividends” shall have the meaning given to that term in Section 5.2;

(ee)	“Effective Date” means January 1, 2020 or such other date as the Parties may agree upon and the Court order;

(ff)	“Effective Time” means 7:00 a.m. (Winnipeg time) on the Effective Date, or such other time on the Effective Date as may be specified in writing by New Boyd;

(gg)

“Fair Market Value” means (1) as to BGI Class I shares, BGI Class II shares and BGI Class IV shares, the fair market value of each of the BGI Class I shares, BGI Class II shares and BGI class IV shares, respectively, as determined by the board of directors of BGI and (2) as to BGHI Class A Common shares, the fair market value as determined by the board of directors of BGHI;

(hh)

“Final Order” means the final order of the Court approving the Arrangement pursuant to Subsection 192(4) of the CBCA, as such order may be affirmed, amended, modified or supplemented by any court of competent jurisdiction;

(ii)	“Fund” means Boyd Group Income Fund, a trust established and existing under the laws of the Province of Manitoba;

(jj)	“Fund Arrangement Resolution” means the special resolution of Fund Unitholders presented at the Fund Meeting;

(kk)

“Fund Declaration of Trust” means the amended and restated declaration of trust of the Fund dated as of February 25, 2003, as amended on August 21, 2003, as further amended on May 15, 2018, and as further amended on March 20, 2019, governing the Fund, as further amended, supplemented or restated from time to time;

(ll)

“Fund Meeting” means the special meeting of the Fund Unitholders to be held on December 2, 2019, and any adjournments or postponements thereof, to consider and vote on, among other things, the Fund Arrangement Resolution and related matters;

(mm)	“Fund Unitholders” means the holders of Fund Units from time to time;

(nn)	“Fund Units” means the issued and outstanding units of beneficial interest of the Fund designated as “Trust Units” under the Fund Declaration of Trust;

(oo)

“Interim Order” means the interim order of the Court under Subsection 192(4) of the CBCA containing declarations and directions with respect to the Arrangement, as such order may be affirmed, amended, modified or supplemented by any court of competent jurisdiction with the consent of BGHI, BGI and the Fund;

(pp)	“New Boyd” means Boyd Group Services Inc., a corporation incorporated and existing under the CBCA;

(qq)	“New Boyd Common Shares” means the common shares in the capital of New Boyd;

(rr)	“New Boyd Shareholders” means the registered holders of New Boyd Common Shares;

(ss)	“Party” means a party to the Arrangement Agreement;

(tt)

“Person” means and includes individuals, corporations, partnerships, general partnerships, joint stock companies, limited liability corporations, joint ventures, associates, companies, trusts, banks, trust companies, pension funds, business trusts or other organizations, whether or not legal entities, and governments, agencies and political subdivisions thereof;

(uu)	“Segregated Funds” shall have the meaning given to that term in Section 5.2;

(vv)	“TSX” means the Toronto Stock Exchange .

1.2 Appendix.

Appendix A -	BGHI share conditions

Appendix B -	BGI share conditions

Appendix C -	Dissent Rights

1.3 Construction. The division of this Plan of Arrangement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement.

1.4 Unless reference is specifically made to some other document or instrument, all references herein to articles and sections are to articles and sections of this Plan of Arrangement.

1.5 Unless the context otherwise requires, words importing the singular number shall include the plural and vice versa; and words importing any gender shall include all genders.

1.6 References in this Plan of Arrangement to any statute or sections thereof shall include such statute as amended or substituted and any regulations promulgated thereunder from time to time in effect.

1.7 The word “including”, when following any general term or statement, is not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement.

ARTICLE 2

ARRANGEMENT AGREEMENT

2.1 This Plan of Arrangement is made pursuant to the Arrangement Agreement and constitutes an arrangement as referred to in Section 192 of the CBCA. If there is a conflict between the terms of the Arrangement Agreement and this Plan of Arrangement, the terms of this Plan of Arrangement shall prevail.

2.2 This Plan of Arrangement, upon the filing of the Articles of Arrangement and the issue of the Certificate, if any, shall become effective on, and subject to Dissent Rights, be binding on and after, the Effective Time on the parties to the Arrangement Agreement.

2.3 The Articles of Arrangement and Certificate shall be filed and issued, respectively, with respect to this Arrangement in its entirety. The Certificate shall be conclusive evidence that the Arrangement has become effective and that each of the provisions of Article 3 has become effective in the sequence and at the times set out therein.

2.4 Other than as expressly provided for herein, no portion of this Plan of Arrangement shall take effect with respect to any Party or Person until the Effective Time. Furthermore, other than as expressly provided for therein, each of the events listed in Article 3 shall be, without affecting the timing set out in Article 3, mutually conditional, such that no event described in Article 3.1 may occur without all steps occurring, and those events shall effect the integrated transaction which constitutes the Arrangement.

ARTICLE 3

ARRANGEMENT

3.1 Commencing at the Effective Time, each of the events set out below in Articles 3.1, 3.2 and 3.3 shall occur and shall be deemed to occur in the following order, each occurring one minute apart (unless otherwise noted), without any further act or formality except as otherwise provided herein:

Amendment to Fund Declaration of Trust

(a)	the Fund Declaration of Trust will be amended if and to the extent necessary to facilitate the Arrangement as provided therein;

Amendment of BGHI Articles

(b)

BGHI’s Articles of Incorporation will be amended to amend the conditions, rights and attributes of the BGHI Class B Common shares as shown on Appendix “A” and to create an unlimited number of BGHI Class C Common shares;

Exchange of BGI’s BGHI Class A Common shares for BGHI Class C Common shares

(c)

BGI will exchange each of its BGHI Class A Common shares for BGHI Class C Common shares on the basis of one BGHI Class A Common share for one BGHI Class C Common share, with each BGHI Class C Common share having a value equal to the Fair Market Value of each BGHI Class A Common share so exchanged. Each BGHI Class A Common share so exchanged will be cancelled;

Exchange of Fund Units and BGHI Class A Common shares for New Boyd Common Shares

(d)	each Fund Unitholder will exchange each of its Fund Units for a New Boyd Common Share on the basis of one Fund Unit for one New Boyd Common Share;

(e)

each BGHI Class A Common Shareholder of record on the date which is 21 calendar days prior to the Effective Date (other than BGI) who has not exercised Dissent Rights prior to such record date shall exchange each of its BGHI Class A

Common shares for a New Boyd Common Share on the basis of one BGHI Class A Common share for one New Boyd Common Share, and any retraction of BGHI Class A Common shares after such record date shall be disregarded;

Transfer of 4612094 BGHI Voting Shares

(f)

4612094 will transfer and sell all of its 30,000,000 BGHI Voting shares to New Boyd for their fair market value which is equal to the stated capital of each BGHI Voting share being $0.00001 per share and an aggregate amount of $300.00;

Cancellation of Initial Common Shares of New Boyd

(g)

the 10 New Boyd Common Shares issued to the Fund in connection with the organization of New Boyd shall be purchased for cancellation by New Boyd for a consideration of $1.00 per share, an aggregate of $10.00;

Amendment of BGI Articles

(h)	BGI’s Articles of Incorporation will be amended to create an unlimited number of BGI Common Shares, BGI Class A Preferred Shares and BGI Class B Preferred Shares;

Exchange of BGI Class I Shares

(i)

the Fund will exchange each of its BGI Class I shares for BGI Class A Preferred Shares on the basis of one BGI Class I share for one BGI Class A Preferred Share with a redemption value being equal to the Fair Market Value of a BGI Class I share so exchanged. Each BGI Class I share so exchanged shall be cancelled;

Exchange of BGI Class IV Shares

(j)

the Fund will exchange each of its BGI Class IV shares for BGI Class B Preferred Shares on the basis of one BGI Class IV share for one BGI Class B Preferred Share with a redemption value being equal to the Fair Market Value of a BGI Class IV share so exchanged. Each BGI Class IV share so exchanged shall be cancelled;

Exchange of BGI Class II Shares for BGI Common Shares

(k)

BGHI will exchange each of its BGI Class II shares for BGI Common Shares on the basis of one BGI Class II share for one BGI Common Share, each BGI Common Share having a value equal to the Fair Market Value of a BGI Class II share so exchanged;

Listing of New Boyd Common Shares

(I)	the New Boyd Common Shares will be listed for trading on the TSX in substitution for the Fund Units;

Stated Capital

(m)

there shall be added to the stated capital account maintained for the New Boyd Common Shares an amount determined by the New Boyd board of directors in accordance with section 26 of the CBCA in respect of the New Boyd Common Shares issued pursuant to the Arrangement and such directors shall be authorized to subsequently reduce the stated capital of New Boyd in an amount determined by such directors without any payment;

(n)

there shall be added to the stated capital account maintained for the BGHI Class C Common shares an amount determined by the BGHI board of directors in accordance with section 26 of the CBCA in respect of the BGHI Class C Common shares issued pursuant to the Arrangement and such directors shall be authorized to subsequently reduce the stated capital of BGHI in an amount determined by such directors without any payment;

(o)

there shall be added to the stated capital accounts maintained for each of the BGI Common Shares, BGI Class A Preferred Shares and BGI Class B Preferred Shares an amount determined by the BGHI board of directors in accordance with section 26 of the CBCA in respect of each of the BGI Common Shares, BGI Class A Preferred Shares and BGI Class B Preferred Shares issued pursuant to the Arrangement and such directors shall be authorized to subsequently reduce the stated capital of New Boyd in an amount determined by such directors without any payment.

3.2 The members of the board of directors of New Boyd shall be set at eight (8), in accordance with the Articles of Incorporation of New Boyd, and each of the following persons shall be appointed to the board of directors of New Boyd to hold office until the next annual meeting of shareholders of New Boyd or until his successor is elected or appointed:

Dave Brown

Brock Bulbuck

Allan Davis

Gene Dunn

Robert Gross

Violet (Vi) A. M. Konkle

Timothy O’Day

Sally Savoia

3.3 Initially, the auditors of New Boyd shall be Deloitte LLP until the next annual meeting of shareholders of New Boyd.

3.4 Upon the exchange of Fund Units and BGHI Class A Common shares for New Boyd Common Shares pursuant to Article 3.1:

(a)

each former holder of Fund Units shall cease to be the holder of the Fund Units so exchanged and the name of each such former holder of Fund Units shall be removed from the register of Fund Units and New Boyd shall become the sole holder of the Fund Units and shall be added to the register of Fund Units as the sole owner of the Fund Units;

(b)

each former BGHI Class A Common Shareholder shall cease to be the holder of the BGHI Class A Common shares so exchanged and shall be removed from the record of BGHI Class A Common Shareholders and New Boyd shall become the sole holder thereof and shall be added to the shareholder records as the sole owner of the BGHI Class A Common shares;

(c)

each such holder of Fund Units and of BGHI Class A Common shares shall become the holder of the New Boyd Common Shares exchanged for Fund Units and BGHI Class A Common shares, as applicable, by such holder and shall be added to the register of holders of New Boyd Common Shares in respect thereof

ARTICLE 4

RIGHTS OF DISSENT

4.1 Rights of Dissent

BGHI Shareholders (other than 4612094, the Fund and BGI, who have agreed not to exercise Dissent Rights) may exercise Dissent Rights pursuant to and in the manner set forth in Appendix C to this Plan of Arrangement (which are substantively equivalent to the provisions of Section 190 of the CBCA) and in this Article 4 in connection with the Dissenting Shareholders who:

(a)

are ultimately entitled to be paid by BGHI the fair value of their BGHI Shares, shall be deemed to have transferred their BGHI Shares to BGHI for cancellation on the Effective Date immediately prior to the first step of the Plan of Arrangement set out in Article 3.1(a) above being effective and in no case shall the Fund, BGHI, BGI, New Boyd and 4612094, or any other person be required to recognize such persons, by reason of their ownership of BGHI Shares in respect of which they exercised their Dissent Rights, as holders of BGHI Shares or New Boyd Common Shares after the Effective Date and the names of such holders shall be deleted from the BGHI share register on the Effective Date; or

(b)

are ultimately not entitled to be paid by BGHI the fair value of their BGHI Shares, shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting BGHI Shareholder as at and from the Effective Time.

4.2 No Right of Dissent

In addition to any other restrictions in Appendix C hereto, no BGHI Shareholder who votes in favour of the Arrangement shall be entitled to exercise any Dissent Rights under the Arrangement.

ARTICLE 5

CERTIFICATES AND PAYMENTS

5.1 From and after the time of the exchange of BGHI Class A Common shares and Fund Units for New Boyd Common Shares pursuant to Sections 3.1(d) and 3.1(e), respectively:

(a)

certificates formerly representing Fund Units shall represent only the right to receive an electronic registration of ownership of New Boyd Common Shares in the records of New Boyd (“Direct Registration Advice”) as provided in this Plan of Arrangement; and

(b)	certificates formerly representing BGHI Class A Common shares shall represent only the right to receive a Direct Registration Advice as provided in this Plan of Arrangement,

subject to compliance with the requirements set forth in this Article 5.

5.2 Prior to the Effective Time, the Fund shall establish with the Depositary an account for the benefit of New Boyd Shareholders entitled to New Boyd dividends (the “Dividends”) for the purpose of depositing such cash with the Depositary (the “Segregated Funds”).

5.3 All Dividends paid with respect to any New Boyd Common Shares allotted and issued after the Effective Time, but for which a Direct Registration Advice has not been issued shall be paid or delivered to the Depositary to be held by the Depositary as Segregated Funds, in trust for the registered holder of the New Boyd Common Shares. Subject to Section 5.6, the Depositary shall pay and deliver to any such registered holder such Dividends to which such holder is entitled, net of applicable withholding and other taxes, upon delivery of the certificate or Direct Registration Advice representing the New Boyd Common Shares issued to such holder in accordance with Section 5.4. No registered holder shall be entitled to receive any interest on the payment of such Dividends.

5.4 The Fund shall forward to each registered Unitholder at the address of such holder as it appears on the register of Fund Units, or on the register of BGHI and to each registered holder of BGHI Class A Common shares, on or before the Effective Date, a Letter of Transmittal and instructions for obtaining delivery of a Direct Registration Advice to such holder pursuant to this Arrangement. A registered Fund Unitholder or a registered BGHI Class A Common Shareholder may take delivery of a Direct Registration Advice by delivering the certificates representing such holder’s Fund Units or BGHI Class A Common shares to the Depositary at any of the offices indicated in the Letter of Transmittal, accompanied by a duly completed Letter of Transmittal and such other documents as the Depositary may reasonably require. The Direct Registration Advice issued to such holder shall be registered in such names and, delivered to such addresses as such holder may direct in such Letter of Transmittal, or as soon as practicable after receipt by the Depositary of the required documents.

5.5 Fund Unitholders and BGHI Class A Common Shareholders shall not be entitled to any interest, premium or other payment on or with respect to the former Fund Units or former BGHI Class A Common shares other than the Direct Registration Advice which they are entitled to receive pursuant to this Arrangement.

5.6 Any certificate formerly representing Fund Units or BGHI Class A Common shares that is not deposited with all other documents as provided in Section 5.4 on the day before the fifth anniversary of the Effective Date shall cease to represent a right or claim of any kind or nature and the right of the holder of such Fund Units or BGHI Class A Common shares to receive a Direct Registration Advice and/or any cash payments, as the case may be, shall be deemed to be surrendered to New Boyd, together with all dividends thereon held for such holder.

5.7 If any certificate which immediately prior to the exchanges contemplated by Section 3.1(d) or 3.1(e), as the case may be, represented an interest in outstanding Fund Units or BGHI Class A Common shares that were transferred on such exchange has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to have been lost, stolen or destroyed, the registered holder thereof in the register of Fund Units or register of BGHI Class A Common shares, as the case may be, shall, as a condition precedent to the receipt of any Direct Registration Advice to be issued to such person, provide to New Boyd and the Depositary, a bond, in form and substance satisfactory to New Boyd, or otherwise indemnify New Boyd, to its satisfaction, in its sole and absolute discretion, against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

5.8 No Direct Registration Advice representing fractional New Boyd Common Shares shall be issued under this Arrangement.

ARTICLE 6

AMENDMENTS

6.1 New Boyd, the Fund, 4612094, BGHI and BGI may amend this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment must be: (i) set out in writing; (ii) approved by the other parties to the Arrangement Agreement; and (iii) filed with the Court.

6.2 Any amendment, modification or supplement to this Plan of Arrangement may be made prior to the Effective Time by New Boyd, the Fund, 4612094, BGHI and BGI (or, following the Effective Time, by New Boyd) without the approval of the Court or Fund Unitholders or BGHI Class A Common Shareholders, provided that it concerns a matter which, in the reasonable opinion of New Boyd, the Fund, 4612094, BGHI and BGI (or, following the Effective Time, New Boyd) is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement or is not adverse to the financial or economic interests of any former holder of Fund Units or BGHI Class A Common shares.

6.3 Subject to Article 6.2, any amendment to this Plan of Arrangement may be proposed by New Boyd, the Fund, 4612094, BGHI and BGI at any time prior to the earlier of the Fund Meeting or the BGHI Meeting (provided that the other parties to the Arrangement Agreement shall have consented thereto) with or without any prior notice or communication to Fund Unitholders or BGHI Class A Common Shareholders, and if so proposed and accepted by the Persons voting at the Fund Meeting and at the BGHI Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

6.4 Subject to Article 6.2, New Boyd, the Fund, 4612094, BGHI and BGI may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time after the Fund Meeting and the BGHI Meeting and prior to the Effective Time with the approval of the Court and, if and as required by the Court, after communication to the Fund Unitholders and the BGHI Class A Common Shareholders.

ARTICLE 7

GENERAL

7.1 Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

7.2 If, prior to the Effective Date, any term or provision of this Plan of Arrangement is held by the Court to be invalid, void or unenforceable, the Court, at the request of any parties, shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Plan of Arrangement shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation.

7.3 This Plan of Arrangement shall be governed by and construed in accordance with the laws of the Province of Manitoba and the federal laws of Canada applicable therein. Any questions as to the interpretation or application of this Plan of Arrangement and all proceedings taken in connection with this Plan of Arrangement and its provisions shall be subject to the exclusive jurisdiction of the Court.

7.4 Should the Minister of National Revenue and/or any other competent taxing authority having jurisdiction determine that the Fair Market Value of the BGI Class I shares exchanged for BGI Class A Preferred Shares, BGI Class II shares exchanged for BGI Common Shares, BGI Class IV shares exchanged for BGI Class B Preferred Shares and/or BGHI Class A Common shares exchanged for BGHI Class C Common shares, respectively, is greater than or less than the value of the shares so exchanged as determined by the boards of directors of BGI or BGHI, as applicable, the amount as determined by the Minister of National Revenue and/or any other competent taxing authority having jurisdiction, if accepted by the parties hereto, or if not accepted, then as is finally determined in accordance with the assessment, objections to assessment and appeal procedures which may be made or taken pursuant to the revisions of the Act and/or the appropriate Act of the other competent taxing authority having jurisdiction (if any) after such determination, shall thereupon govern and instead become the applicable value, and the purchase price and the redemption price of the applicable shares as determined under the Articles of Incorporation of BGI and/or BGHI, as applicable, shall be adjusted to reflect the amount so determined, any such adjustment to be effective as of the Effective Date. BGI, BGHI and the Fund agree to make any and all adjustments respecting any transactions in respect of the foregoing shares to give effect to any such adjustments.

APPENDIX “A”

TO THE PLAN OF ARRANGEMENT

BGHI share conditions

A.	The Class C Common shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

(a)

The holders of Class C Common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Class C Common share then held by them.

B.

Notwithstanding anything to the contrary contained in the rights, privileges, restrictions and conditions otherwise attaching to the Class A Common shares and the Class B Common shares in the Articles of the Corporation:

(b)

The holders of Class A Common shares, Class B Common shares and Class C Common shares shall be entitled to dividends equally on a pro rata basis when, as and if declared thereon from time to time by the Board of Directors of the Corporation in its discretion.

(c)

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the property and assets of the Corporation shall be paid and distributed pro rata, share for share, to the holders of the Class A Common shares, Class B Common shares and Class C Common shares.

APPENDIX “B”

TO THE PLAN OF ARRANGEMENT

BGI share conditions

A.     The Common Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

(a)

The holders of Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Common Share then held by them respectively.

(b)

The holders of Common Shares shall be entitled to such dividends as may be declared thereon from time to time by the Board of Directors of the Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Common Shares shall be shared rateably among the Common Shares then issued and outstanding.

(c)

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Shares shall be entitled to receive rateably among themselves the assets and property of the Corporation.

B.     The Class A Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions, as well as any rights, privileges, restrictions and conditions to which the Class A Preferred Shares are made subject pursuant to any other clause herein:

(a)

The holders of the Class A Preferred Shares shall be entitled to such dividends as may be declared from time to time by the Board of Directors of the Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Class A Preferred Shares shall be shared rateably among the Class A Preferred Shares then issued and outstanding.

(b)

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class A Preferred Shares shall be entitled to receive from the assets and the property of the Corporation for each such share held by them a sum equivalent to the redemption price for each Class A Preferred Share hereinafter specified and any declared and unpaid dividends thereon before any amount shall be paid or any assets or property of the Corporation distributed to the holders of any Common Shares or other shares of any other class ranking junior to the Class A Preferred Shares. After payment to the holders of the Class A Preferred Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

(c)

Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation shall, at the request of any holder of Class A Preferred Shares and upon being given notice as hereinafter contained, redeem the Class A Preferred Shares of such holder on payment for each such share to be redeemed of a sum equal to the redemption price for each Class A Preferred Share hereinafter specified, together with all declared and unpaid dividends thereon.

(d)

The redemption right in Clause B (c) hereof may be exercised by notice in writing given to the Corporation at its registered office accompanied by the certificate or certificates representing Class A Preferred Shares in respect of which the holder thereof desires to exercise such right of redemption and such notice shall be signed by the person registered on the records of the Corporation as the holder of the Class A Preferred Shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of Class A Preferred Shares which the holder desires to have redeemed. Within 60 days of the date of mailing by registered mail the notice in writing hereinbefore referred to, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class A Preferred Shares to be redeemed the redemption price thereof as hereinafter specified, together with all declared and unpaid dividends thereon. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(e)

Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation may redeem at any time the whole or from time to time any part of the then outstanding Class A Preferred Shares on payment for each share to be redeemed of a sum equal to the fair market value of the aggregate consideration (as determined by the Board of Directors of the Corporation) for which such Class A Preferred Shares then outstanding were issued divided by the number of Class A Preferred Shares then outstanding, which sum is herein referred to as the “redemption price for each Class A Preferred Share”, together with all declared and unpaid dividends thereon. Provided, however, if the Minister of National Revenue of Canada should determine that the fair market value of the aggregate consideration for which such Class A Preferred Shares then outstanding were issued is greater than or less than the fair market value of such consideration as determined by the Board of Directors of the Corporation then the redemption price for each such Class A Preferred Share shall be the fair market value of such consideration as determined by the Minister of National Revenue of Canada or such other amount as may be finally determined by virtue of objections and/or appeals taken pursuant to the Income Tax Act (Canada) in the event that such objections and/or appeals are taken, or in accordance with any court determination otherwise available at law and binding on the Minister of National Revenue of Canada, divided by the number of Class A Preferred Shares then outstanding. In the event that any Class A Preferred Shares are redeemed prior to either of these determinations all changes that occur as a result of either of these determinations shall be made on a retroactive basis from the time of the issuance of the Class A Preferred Shares. In case a part only of the then outstanding Class A Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed pro-rata disregarding fractions and the Board of Directors of the Corporation may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

(f)

In the case of redemption of Class A Preferred Shares under the provisions of Clause B (e) hereof, the Corporation shall, at least 10 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of the Class A Preferred Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class A Preferred Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price for each Class A Preferred Share and the date on which redemption is to take place, and, if part only of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class A Preferred Shares to be redeemed the redemption price for each Class A Preferred Share being redeemed, together with all declared and unpaid dividends thereon, on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificates representing the Class A Preferred Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, a holder of Class A Preferred Shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of a shareholder in respect thereof unless payment of the redemption price for such Class A Preferred Shares is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class A Preferred Shares as aforesaid to deposit the redemption price for such Class A Preferred Shares or such of the shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Class A Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class A Preferred Shares in respect whereof such deposit shall have been made shall be redeemed and the right of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total redemption price for the Class A Preferred Shares so deposited against presentation and surrender of the said certificates held by them respectively, together with all declared and unpaid dividends thereon. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(g)

No dividends shall be declared or paid on or set apart for payment on the Class B Preferred Shares, the Common Shares or other shares of any other class ranking junior to the Class A Preferred Shares, or any of them, which would have the effect of reducing the assets available on a winding-up for distribution to holders of Class A Preferred Shares below an amount equivalent to the aggregate redemption price payable for the Class A Preferred Shares then issued and outstanding.

(h)

The holders of Class A Preferred Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Class A Preferred Share then held by them respectively.

C.     The Class B Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions, as well as any rights, privileges, restrictions and conditions to which the Class B Preferred Shares are made subject pursuant to any other clause herein:

(a)

The holders of the Class B Preferred Shares shall be entitled to such dividends as may be declared from time to time by the Board of Directors of the Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Class B Preferred Shares shall be shared rateably among the Class B Preferred Shares then issued and outstanding.

(b)

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class B Preferred Shares shall be entitled to receive from the assets and the property of the Corporation for each such share held by them a sum equivalent to the redemption price for each Class B Preferred Share hereinafter specified and any declared and unpaid dividends thereon before any amount shall be paid or any assets or property of the Corporation distributed to the holders of Class A Preferred Shares, Common Shares, or other shares of any other class ranking junior to the Class B Preferred Shares. After payment to the holders of the Class B Preferred Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

(c)

Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation shall, at the request of any holder of Class B Preferred Shares and upon being given notice as hereinafter contained, redeem the Class B Preferred Shares of such holder on payment for each such share to be redeemed of a sum equal to the redemption price for each Class B Preferred Share hereinafter specified, together with all declared and unpaid dividends thereon.

(d)

The redemption right in Clause C (c) hereof may be exercised by notice in writing given to the Corporation at its registered office accompanied by the certificate or certificates representing Class B Preferred Shares in respect of which the holder thereof desires to exercise such right of redemption and such notice shall be signed by the person registered on the records of the Corporation as the holder of the Class B Preferred Shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of Class B Preferred Shares which the holder desires to have redeemed. Within 60 days of the date of mailing by registered mail the notice in writing hereinbefore referred to, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class B Preferred Shares to be redeemed the redemption price thereof as hereinafter specified, together with all declared and unpaid dividends thereon. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(e)

Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation may redeem at any time the whole or from time to time any part of the then outstanding Class B Preferred Shares on payment for each share to be redeemed of a sum of $1,000, being the price for which such Class B Preferred Shares then outstanding were issued, which sum is herein referred to as the “redemption price for each Class B Preferred Share”, together with all declared and unpaid dividends thereon. Provided, however, if the Minister of National Revenue of Canada should determine that the fair market value of the aggregate consideration for which such Class B Preferred Shares then outstanding were issued is greater than or less than the fair market value of such consideration as determined by the Board of Directors of the Corporation then the redemption price for each such Class B Preferred Share shall be the fair market value of such consideration as determined by the Minister of National Revenue of Canada or such other amount as may be finally determined by virtue of objections and/or appeals taken pursuant to the Income Tax Act (Canada) in the event that such objections and/or appeals are taken, or in accordance with any court determination otherwise available at law and binding on the Minister of National Revenue of Canada, divided by the number of Class B Preferred Shares then outstanding. In the event that any Class B Preferred Shares are redeemed prior to either of these determinations all changes that occur as a result of either of these determinations shall be made on a retroactive basis from the time of the issuance of the Class B Preferred Shares. In case a part only of the then outstanding Class B Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed pro-rata disregarding fractions and the Board of Directors of the Corporation may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

(f)

In the case of redemption of Class B Preferred Shares under the provisions of Clause C (e) hereof, the Corporation shall, at least 10 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of the Class B Preferred Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B Preferred Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price for each Class B Preferred Share and the date on which redemption is to take place, and, if part only of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class B Preferred Shares to be redeemed the redemption price for each Class B Preferred Share being redeemed, together with all declared and unpaid dividends thereon, on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificates representing the Class B Preferred Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, a holder of Class B Preferred Shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of a shareholder in respect thereof unless payment of the redemption price for such Class B Preferred Shares is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class B Preferred Shares as aforesaid to deposit the redemption price for such Class B Preferred Shares or such of the shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Class B Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class B Preferred Shares in respect whereof such deposit shall have been made shall be redeemed and the right of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total redemption price for the Class B Preferred Shares so deposited against presentation and surrender of the said certificates held by them respectively, together with all declared and unpaid dividends thereon. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(g)

No dividends shall be declared or paid on or set apart for payment on the Common Shares or other shares of any other class ranking junior to the Class B Preferred Shares or any of them, which would have the effect of reducing the assets available on a winding-up for distribution to holders of Class B Preferred Shares below an amount equivalent to the aggregate redemption price payable for the Class B Preferred Shares then issued and outstanding.

(h)

The holders of Class B Preferred Shares shall not be entitled to receive notice of or to attend any meetings of the shareholders of the Corporation and shall not be entitled to any vote at any such meeting except where specifically required by the Canada Business Corporations Act.

APPENDIX “C”

TO THE PLAN OF ARRANGEMENT

DISSENT RIGHTS

The following provisions describe the rights of dissent available to BGHI Shareholders under the Plan of Arrangement. All capitalized terms used herein but not otherwise defined have the meanings ascribed thereto in the Plan of Arrangement.

1.

A BGHI Shareholder may dissent in respect of the Arrangement upon compliance with Article 4 of the Plan of Arrangement and the provisions of this Appendix C (any such Shareholder who so dissents being a “Dissenting Shareholder”).

2.

In addition to any other right it may have, but subject to paragraph 25 hereof, a person who complies with these dissent provisions is entitled, on the Effective Date, to be paid by BGHI the fair value of such person’s BGHI Shares (such person’s “interest”) in respect of which such person dissents, determined as of the close of business on the day before the Effective Date.

3.	A Dissenting Shareholder may only claim Dissent Rights with respect to all the interest held by such Dissenting Shareholder.

4.

A Dissenting Shareholder shall send to BGHI, at or before the BGHI Meeting, a written objection to the BGHI Arrangement Resolution approving the Arrangement to be voted on at the BGHI Meeting, unless BGHI did not give notice to the BGHI Shareholder of the purpose of the BGHI Meeting and of its right to dissent.

5.

BGHI shall, within ten days after the BGHI Shareholders adopt the BGHI Arrangement Resolution, send to each BGHI Shareholder who has filed the objection referred to in paragraph 4 hereof, notice that the BGHI Arrangement Resolution has been adopted, but such notice is not required to be sent to any BGHI Shareholder who (a) voted their BGHI Share(s) in favour of the BGHI Arrangement Resolution, or (b) has withdrawn its objection.

6.

A Dissenting Shareholder shall, within twenty days after it receives a notice under paragraph 5 hereof or, if it does not receive such notice, within twenty days after it learns that the BGHI Arrangement Resolution has been adopted, send to BGHI a written notice containing:

(a)	its name and address;

(b)	a description of the Dissenting Shareholder’s interest; and

(c)	a demand for payment of the fair value of such interest.

7.	A Dissenting Shareholder shall, within thirty days after it sends a notice under paragraph 6 hereof, send the certificate(s) representing the shares in respect of which the Dissenting

Shareholder dissents, to BGHI. Failure to comply with this requirement will result in the Dissenting Shareholder having no right to make a claim pursuant to this paragraph.

8.

BGHI shall endorse on any share certificate received pursuant to paragraph 7, a notice that the holder is a Dissenting Shareholder under this section and shall forthwith return the share certificate to the Dissenting Shareholder.

9.

On sending a notice under paragraph 6 hereof, a Dissenting Shareholder ceases to have any rights as a holder of its interest other than the right to be paid the fair value of its interest as determined under these Dissent Rights except where:

(a)  the Dissenting Shareholder withdraws his notice before BGHI makes an offer under paragraph 10 hereof;

(b)  BGHI fails to make an offer in accordance with paragraph 10 hereof and the Dissenting Shareholder withdraws his notice; or

(c)  the Plan of Arrangement is not completed,

in which case its rights as a holder of its interest are reinstated as of the date it sent the notice referred to in paragraph 6 hereof.

10.

BGHI shall, not later than seven days after the later of the Effective Date and the day BGHI received the notice referred to in paragraph 6 hereof, send to each Dissenting Shareholder who has sent such notice:

(a)  a written offer to pay for such Dissenting Shareholder’s interest an amount considered by the directors of BGHI to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b)  if paragraph 25 hereof applies, a notification that it is unable lawfully to pay Dissenting Shareholders for their interests.

11.	Every offer made under paragraph 10 hereof for the same interests shall be on the same terms.

12.

On receiving an offer pursuant to paragraph 10 hereof, each Dissenting Shareholder wishing to accept the offer shall give BGHI its notice of acceptance of the offer in writing, which must be received by BGHI within thirty days after the offer was made.

13.

Subject to paragraph 25 hereof, BGHI shall pay for the interest of a Dissenting Shareholder within ten days after an offer made under paragraph 10 hereof has been accepted, but any such offer lapses if BGHI does not receive an acceptance thereof within thirty days after the offer has been made.

14.

Where BGHI fails to make an offer under paragraph 10 hereof, or if a Dissenting Shareholder fails to accept an offer, BGHI may, within fifty days after the Effective Date or within such further period as a court may allow, apply to a court to fix a fair value for the interest of any Dissenting Shareholder.

15.

If BGHI fails to apply to a court under paragraph 14 hereof, a Dissenting Shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

16.

An application under paragraph 14 or 15 hereof shall be made to a court having jurisdiction in the place where BGHI has its registered office or in the province where the Dissenting Shareholder resides if BGHI carries on business in that province.

17.	A Dissenting Shareholder is not required to give security for costs in an application made under paragraph 14 or 15 hereof.

18.	On an application to a court under paragraph 14 or 15,

(a)  all Dissenting Shareholders whose interests have not been purchased by BGHI shall be joined as parties and are bound by the decision of the court; and

(b)  BGHI shall notify each affected Dissenting Shareholder of the date, place and consequences of the application and of its right to appear and be heard in person or by counsel.

19.

On an application to a court under paragraph 14 or 15 hereof, the court may determine whether any other person is a Dissenting Shareholder who should be joined as a party, and the court shall then fix a fair value for the interests of all Dissenting Shareholders.

20.	A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the interests of the Dissenting Shareholders.

21.	The final order of a court shall be rendered against BGHI in favour of each Dissenting Shareholder and for the amount of the interests as fixed by the court.

22.

A court may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the date the action approved by the BGHI Arrangement Resolution is effective until the date of payment.

23.

If paragraph 25 hereof applies, BGHI shall, within ten days after the pronouncement of an order under paragraph 21 hereof, notify each Dissenting Shareholder that it is unable lawfully to pay Dissenting Shareholders for their interests.

24.	If paragraph 25 hereof applies, a Dissenting Shareholder, by written notice delivered to BGHI within thirty days after receiving a notice under paragraph 23 hereof, may

(a)  withdraw its notice of dissent, in which case BGHI is deemed to consent to the withdrawal and the shareholder is reinstated to its full rights as a holder of its interest; or

(b)  retain its status as a claimant against BGHI, to be paid as soon as BGHI is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of BGHI but in priority to its shareholders.

25.	BGHI shall not make a payment to a Dissenting Shareholder under these Dissent Rights if there are reasonable grounds for believing that

(a)  BGHI is or would after the payment be unable to pay its liabilities as they become due; or

(b)  the realizable value of BGHI’s assets would thereby be less than the aggregate of its liabilities.

FILED IN THE	C. Laniuk, Deputy Registrar	Doc No. 11
COURT OF	Man Dec 16 2019
QUEEN’S BENCH	14:32:34 (Central Standard Time)

File No. CI 19-01-23466

THE QUEEN’S BENCH

WINNIPEG CENTRE

IN THE MATTER OF:	Section 192 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended

AND IN THE MATTER OF:	A Proposed Arrangement involving BOYD GROUP SERVICES INC., BOYD GROUP INCOME FUND, THE BOYD GROUP INC., BOYD GROUP HOLDINGS INC. and 4612094 MANITOBA INC.

BETWEEN:

BOYD GROUP INCOME FUND and BOYD GROUP HOLDINGS INC.,

Applicants,

- and -

THE HOLDERS OF UNITS OF BOYD GROUP INCOME FUND AND SHARES OF BOYD GROUP HOLDINGS INC.,

Respondents.

FINAL ORDER

Thompson Dorfman Sweatman LLP

Barristers and Solicitors

1700 - 242 Hargrave Street

Winnipeg MB R3C OV1

(Matter No. 0165926 GJT)

(Ross A. McFadyen: 204-934-2378)

(Facsimile: 204-934-0538)

(Toll Free: 1-855-483-7529)

(Email: ram@tdslaw.com)

THE QUEEN’S BENCH

WINNIPEG CENTRE

THE HONOURABLE	) Tuesday, the 10 th day of December,
) 2019
MR. JUSTICE MARTIN	)

IN THE MATTER OF:	Section 192 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended

AND IN THE MATTER OF:	A Proposed Arrangement involving BOYD GROUP SERVICES INC., BOYD GROUP INCOME FUND, THE BOYD GROUP INC., BOYD GROUP HOLDINGS INC. and 4612094 MANITOBA INC.

BETWEEN:

BOYD GROUP INCOME FUND and BOYD GROUP HOLDINGS INC.,

Applicants,

- and -

THE HOLDERS OF UNITS OF BOYD GROUP INCOME FUND AND SHARES OF BOYD GROUP HOLDINGS INC.,

Respondents.

FINAL ORDER

THIS APPLICATION, made by the Applicants for an Order approving an arrangement proposed pursuant to section 192 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended (the “CBCA”), as described in the Plan of Arrangement attached hereto as Schedule “A” (the “Arrangement”), was heard this day, at the Winnipeg Law Courts Building, 408 York Avenue in Winnipeg, Manitoba.

ON READING the Notice of Application, the Affidavits of Brock Bulbuck, Chief Executive Officer of the Applicants the Boyd Group Income Fund (the “Fund”), Boyd Group Holdings Inc. (“BGHI”) and The Boyd Group Inc., sworn September 19 and December 3, 2019, and the exhibits thereto, and on hearing the submissions of counsel for the Applicants, and upon being advised that the office of the Director (the “Director”) appointed under the CBCA does not intend to appear at this application hearing, although duly served with the application materials, as reflected in the Affidavit of Stephanie Tetreault sworn December 9, 2019,

1.     THIS COURT ORDERS AND DECLARES that the Arrangement is an arrangement within the meaning of section 192 of the CBCA.

2.     THIS COURT ORDERS AND DECLARES that the Arrangement is reasonable and fair, procedurally and substantively, to the holders of units of the Fund and the holders of BGHI Class A Common shares.

3.     THIS COURT ORDERS AND DECLARES that the Arrangement is hereby approved pursuant to the provisions of section 192 of the CBCA.

4.     THIS COURT ORDERS THAT the Applicants shall be entitled at any time to seek leave to vary this Order, to seek the advice and direction of this

Honourable Court as to the implementation of this Order or to apply for such further order or orders as may be appropriate.

December 16th, 2019
JUSTICE MARTIN

SCHEDULE “A”

PLAN OF ARRANGEMENT

UNDER SECTION 192 OF

CANADA BUSINESS CORPORATIONS ACT

ARTICLE 1

INTERPRETATION

1.1 In this Plan of Arrangement, the following terms have the following meanings:

(a)	“4612094” means 4612094 Manitoba Inc., a corporation incorporated and existing under The Corporations Act (Manitoba);

(b)

“Arrangement”, “herein”, “hereof’, “hereto”, “hereunder” and similar expressions mean and refer to the arrangement pursuant to Section 192 of the CBCA set forth in this Plan of Arrangement, as amended, modified or supplemented, and not to any particular article, section or other portion hereof;

(c)	“Arrangement Agreement” means the agreement dated as of September 19, 2019, among New Boyd, the Fund, BGHI, 4612094 and BGI with respect to the Arrangement and all amendments thereto;

(d)

“Articles of Arrangement” means the articles of arrangement in respect of the Arrangement required under Subsection 192(6) of the CBCA to be filed with the Director after the Final Order has been granted;

(e)	“BGHI” means Boyd Group Holdings Inc., a corporation continued and existing under the CBCA;

(f)	“BGHI Arrangement Resolution” means the special resolution of the shareholders of BGHI Shareholders presented at the BGHI Meeting;

(g)	“BGHI Class A Common Shareholders” means the holders of BGHI Class A Common shares;

(h)	“BGHI Class A Common shares” means the issued and outstanding Class A Common shares of BGHI;

(i)	“BGHI Class B Common shares” means the issued and outstanding Class B Common shares of BGHI;

(j)	‘‘BGHI Class C Common shares” means the Class C Common shares of BGHI to be created pursuant to the Arrangement, with conditions, rights and attributes as described on Appendix “A”;

(k)

“BGHI Meeting” means the special meeting of BGHI Class A Common Shareholders to be held on December 2, 2019 and any adjournments or postponements thereof, to consider and vote on, among other things, the BGHI Arrangement Resolution and related matters;

(l)	“BGHI Voting shares” means the issued and outstanding voting shares of BGHI;

(m)	“BGHI Shareholders” means the holders of BGHI Class A Common shares, BGHI Class B Common shares and BGHI Voting shares;

(n)	“BGHI Shares” means the BGHI Class A Common shares, BGHI Class B Common shares and the BGHI Voting Shares;

(o)	“BGI” means The Boyd Group Inc., a corporation continued and existing under the CBCA;

(p)	“BGI Class I shares” means the issued and outstanding Class I shares of BGI;

(q)	“BGI Class II shares” means the issued and outstanding Class II shares of BGI;

(r)	“BGI Class IV shares” means the issued and outstanding Class IV shares of BGI;

(s)	“BGI Class A Preferred Shares” means the Class A Preferred Shares to be created pursuant to the Arrangement, with conditions, rights and attributes as described on Appendix “B”;

(t)	“BGI Class B Preferred Shares” means the Class B Preferred Shares to be created pursuant to the Arrangement, with conditions, rights and attributes as described on Appendix “B’’;

(u)	“BGI Common Shares” means the class of common shares to be created pursuant to the Arrangement, with conditions, rights and attributes as described on Appendix “B”;

(v)	“CBCA” means the Canada Business Corporations Act, R.S.C., 1985, c.C-44, as amended, including the regulations promulgated thereunder;

(w)	‘‘Certificate” means the certificate issued by the Director pursuant to Subsection 192(7) of the CBCA giving effect to the Arrangement;

(x)	“Court” means the Manitoba Court of Queen’s Bench;

(y)	“Depositary” means Computershare Investor Services Inc.;

(z)	“Direct Registration Advice” shall have the meaning given to the term in Section 5.1;

(aa)	“Director” means the director appointed under Section 260 of the CBCA;

(bb)	“Dissent Rights” means the rights of BGHI Shareholders to dissent in respect of the Arrangement pursuant to the procedures set forth on Appendix “C”;

(cc)	“Dissenting Shareholders” means those BGHI Shareholders who have exercised dissent rights pursuant to Article 4 hereof and “Dissenting Shareholder” means any one of them;

(dd)	“Dividends” shall have the meaning given to that term in Section 5.2;

(ee)	“Effective Date” means January 1, 2020 or such other date as the Parties may agree upon and the Court order;

(ff)	“Effective Time” means 7:00 a.m. (Winnipeg time) on the Effective Date, or such other time on the Effective Date as may be specified in writing by New Boyd;

(gg)

“Fair Market Value” means (1) as to BGI Class I shares, BGI Class II shares and BGI Class IV shares, the fair market value of each of the BGI Class I shares, BGI Class II shares and BGI class IV shares, respectively, as determined by the board of directors of BGI and (2) as to BGHI Class A Common shares, the fair market value as determined by the board of directors of BGHI;

(hh)

“Final Order” means the final order of the Court approving the Arrangement pursuant to Subsection 192(4) of the CBCA, as such order may be affirmed, amended, modified or supplemented by any court of competent jurisdiction;

(ii)	“Fund” means Boyd Group Income Fund, a trust established and existing under the laws of the Province of Manitoba;

(jj)	“Fund Arrangement Resolution” means the special resolution of Fund Unitholders presented at the Fund Meeting;

(kk)

“Fund Declaration of Trust’’ means the amended and restated declaration of trust of the Fund dated as of February 25, 2003, as amended on August 21, 2003, as further amended on May 15, 2018, and as further amended on March 20, 2019, governing the Fund, as further amended, supplemented or restated from time to time;

(ll)

“Fund Meeting” means the special meeting of the Fund Unitholders to be held on December 2, 2019, and any adjournments or postponements thereof, to consider and vote on, among other things, the Fund Arrangement Resolution and related matters;

(mm)	“Fund Unitholders” means the holders of Fund Units from time to time;

(nn)	“Fund Units” means the issued and outstanding units of beneficial interest of the Fund designated as “Trust Units” under the Fund Declaration of Trust;

(oo)

“Interim Order” means the interim order of the Court under Subsection 192(4) of the CBCA containing declarations and directions with respect to the Arrangement, as such order may be affrimed, amended, modified or supplemented by any court of competent jurisdiction with the consent of BGHI, BGI and the Fund;

(pp)	“New Boyd” means Boyd Group Services Inc., a corporation incorporated and existing under the CBCA;

(qq)	“New Boyd Common Shares” means the common shares in the capital of New Boyd;

(rr)	“New Boyd Shareholders” means the registered holders of New Boyd Common Shares;

(ss)	“Party” means a party to the Arrangement Agreement;

(tt)

“Person” means and includes individuals, corporations, partnerships, general partnerships, joint stock companies, limited liability corporations, joint ventures, associates, companies, trusts, banks, trust companies, pension funds, business trusts or other organizations, whether or not legal entities, and governments, agencies and political subdivisions thereof;

(uu)	“Segregated Funds” shall have the meaning given to that term in Section 5.2;

(vv)	“TSX’’ means the Toronto Stock Exchange .

1.2 Appendix.

Appendix A	-	BGHI share conditions

Appendix B	-	BGI share conditions

Appendix C	-	Dissent Rights

1.3 Construction. The division of this Plan of Arrangement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement.

1.4 Unless reference is specifically made to some other document or instrument, all references herein to articles and sections are to articles and sections of this Plan of Arrangement.

1.5 Unless the context otherwise requires, words importing the singular number shall include the plural and vice versa; and words importing any gender shall include all genders.

1.6 References in this Plan of Arrangement to any statute or sections thereof shall include such statute as amended or substituted and any regulations promulgated thereunder from time to time in effect.

1.7 The word “including”, when following any general term or statement, is not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement.

ARTICLE 2

ARRANGEMENT AGREEMENT

2.1 This Plan of Arrangement is made pursuant to the Arrangement Agreement and constitutes an arrangement as referred to in Section 192 of the CBCA. If there is a conflict between the terms of the Arrangement Agreement and this Plan of Arrangement, the terms of this Plan of Arrangement shall prevail.

2.2 This Plan of Arrangement, upon the filing of the Articles of Arrangement and the issue of the Certificate, if any, shall become effective on, and subject to Dissent Rights, be binding on and after, the Effective Time on the parties to the Arrangement Agreement.

2.3 The Articles of Arrangement and Certificate shall be filed and issued, respectively, with respect to this Arrangement in its entirety. The Certificate shall be conclusive evidence that the Arrangement has become effective and that each of the provisions of Article 3 has become effective in the sequence and at the times set out therein .

2.4 Other than as expressly provided for herein, no portion of this Plan of Arrangement shall take effect with respect to any Party or Person until the Effective Time. Furthermore, other than as expressly provided for therein, each of the events listed in Article 3 shall be, without affecting the timing set out in Article 3, mutually conditional, such that no event described in Article 3.1 may occur without all steps occurring, and those events shall effect the integrated transaction which constitutes the Arrangement.

ARTICLE 3

ARRANGEMENT

3.1 Commencing at the Effective Time, each of the events set out below in Articles 3.1, 3.2 and 3.3 shall occur and shall be deemed to occur in the following order, each occurring one minute apart (unless otherwise noted), without any further act or formality except as otherwise provided herein:

Amendment to Fund Declaration of Trust

(a)	the Fund Declaration of Trust will be amended if and to the extent necessary to facilitate the Arrangement as provided therein;

Amendment of BGHI Articles

(b)

BGHI’s Articles of Incorporation will be amended to amend the conditions, rights and attributes of the BGHI Class B Common shares as shown on Appendix “A” and to create an unlimited number of BGHI Class C Common shares;

Exchange of BGI’s BGHI Class A Common shares for BGHI Class C Common shares

(c)

BGI will exchange each of its BGHI Class A Common shares for BGHI Class C Common shares on the basis of one BGHI Class A Common share for one BGHI Class C Common share, with each BGHI Class C Common share having a value equal to the Fair Market Value of each BGHI Class A Common share so exchanged. Each BGHI Class A Common share so exchanged will be cancelled;

Exchange of Fund Units and BGHI Class A Common shares for New Boyd Common Shares

(d)	each Fund Unitholder will exchange each of its Fund Units for a New Boyd Common Share on the basis of one Fund Unit for one New Boyd Common Share;

(e)

each BGHI Class A Common Shareholder of record on the date which is 21 calendar days prior to the Effective Date (other than BGI) who has not exercised Dissent Rights prior to such record date shall exchange each of its BGHI Class A

Common shares for a New Boyd Common Share on the basis of one BGHI Class A Common share for one New Boyd Common Share, and any retraction of BGHI Class A Common shares after such record date shall be disregarded;

Transfer of 4612094 BGHI Voting Shares

(f)

4612094 will transfer and sell all of its 30,000,000 BGHI Voting shares to New Boyd for their fair market value which is equal to the stated capital of each BGHI Voting share being $0.00001 per share and an aggregate amount of $300.00;

Cancellation of Initial Common Shares of New Boyd

(g)

the 10 New Boyd Common Shares issued to the Fund in connection with the organization of New Boyd shall be, purchased for cancellation by New Boyd for a consideration of $1.00 per share, an aggregate of $10.00;

Amendment of BGI Articles

(h)	BGI’s Articles of Incorporation will be amended to create an unlimited number of BGI Common Shares, BGI Class A Preferred Shares and BGI Class B Preferred Shares;

Exchange of BGI Class I Shares

(i)

the Fund will exchange each of its BGI Class I shares for BGI Class A Preferred Shares on the basis of one BGI Class I share for one BGI Class A Preferred Share with a redemption value being equal to the Fair Market Value of a BGI Class I share so exchanged. Each BGI Class I share so exchanged shall be cancelled;

Exchange of BGI Class IV Shares

(j)

the Fund will exchange each of its BGI Class IV shares for BGI Class B Preferred Shares on the basis of one BGI Class IV share for one BGI Class B Preferred Share with a redemption value being equal to the Fair Market Value of a BGI Class IV share so exchanged. Each BGI Class IV share so exchanged shall be cancelled;

Exchange of BGI Class II Shares for BGI Common Shares

(k)

BGHI will exchange each of its BGI Class II shares for BGI Common Shares on the basis of one BGI Class II share for one BGI Common Share, each BGI Common Share having a value equal to the Fair Market Value of a BGI Class II share so exchanged;

Listing of New Boyd Common Shares

(1)	the New Boyd Common Shares will be listed for trading on the TSX in substitution for the Fund Units;

Stated Capital

(m)

there shall be added to the stated capital account maintained for the New Boyd Common Shares an amount determined by the New Boyd board of directors in accordance with section 26 of the CBCA in respect of the New Boyd Common Shares issued pursuant to the Arrangement and such directors shall be authorized to subsequently reduce the stated capital of New Boyd in an amount determined by such directors without any payment;

(n)

there shall be added to the stated capital account maintained for the BGHI Class C Common shares an amount determined by the BGHI board of directors in accordance with section 26 of the CBCA in respect of the BGHI Class C Common shares issued pursuant to the Arrangement and such directors shall be authorized to subsequently reduce the stated capital of BGHI in an amount determined by such directors without any payment;

(o)

there shall be added to the stated capital accounts maintained for each of the BGI Common Shares, BGI Class A Preferred Shares and BGI Class B Preferred Shares an amount determined by the BGHI board of directors in accordance with section 26 of the CBCA in respect of each of the BGI Common Shares, BGI Class A Preferred Shares and BGI Class B Preferred Shares issued pursuant to the Arrangement and such directors shall be authorized to subsequently reduce the stated capital of New Boyd in an amount determined by such directors without any payment.

3.2 The members of the board of directors of New Boyd shall be set at eight (8), in accordance with the Articles of Incorporation of New Boyd, and each of the following persons shall be appointed to the board of directors of New Boyd to hold office until the next annual meeting of shareholders of New Boyd or until his successor is elected or appointed: ..

Dave Brown

Brock Bulbuck

Allan Davis

Gene Dunn

Robert Gross

Violet (Vi) A. M. Konkle

Timothy O’Day

Sally Savoia

3.3 Initially, the auditors of New Boyd shall be Deloitte LLP until the next annual meeting of shareholders of New Boyd.

3.4 Upon the exchange of Fund Units and BGHI Class A Common shares for New Boyd Common Shares pursuant to Article 3.1:

(a)

each former holder of Fund Units shall cease to be the holder of the Fund Units so exchanged and the name of each such former holder of Fund Units shall be removed from the register of Fund Units and New Boyd shall become the sole holder of the Fund Units and shall be added to the register of Fund Units as the sole owner of the Fund Units;

(b)

each former BGHI Class A Common Shareholder shall cease to be the holder of the BGHI Class A Common shares so exchanged and shall be removed from the record of BGHI Class A Common Shareholders and New Boyd shall become the sole holder thereof and shall be added to the shareholder records as the sole owner of the BGHI Class A Common shares;

(c)

each such holder of Fund Units and of BGHI Class A Common shares shall become the holder of the New Boyd Common Shares exchanged for Fund Units and BGHI Class A Common shares, as applicable, by such holder and shall be added to the register of holders of New Boyd Common Shares in respect thereof.

ARTICLE 4

RIGHTS OF DISSENT

4.1 Rights of Dissent

BGHI Shareholders (other than 4612094, the Fund and BGI, who have agreed not to exercise Dissent Rights) may exercise Dissent Rights pursuant to and in the manner set forth in Appendix C to this Plan of Arrangement (which are substantively equivalent to the provisions of Section 190 of the CBCA) and in this Article 4 in connection with the Dissenting Shareholders who:

(a)

are ultimately entitled to be paid by BGHI the fair value of their BGHI Shares, shall be deemed to have transferred their BGHI Shares to BGHI for cancellation on the Effective Date. immediately prior to the first step of the Plan of Arrangement set out in Article 3.1(a) above being effective and in no case shall the Fund, BGHI, BGI, New Boyd and 4612094, or any other person be required to recognize such persons, by reason of their ownership of BGHI Shares in respect of which they exercised their Dissent Rights, as holders of BGHI Shares or New Boyd Common Shares after the Effective Date and the names of such holders shall be deleted from the BGHI share register on the Effective Date; or

(b)

are ultimately not entitled to be paid by BGHI the fair value of their BGHI Shares, shall be deemed to have participated in the Arrangement on the same basic as any non-dissenting BGHI Shareholder as at and from the Effective Time.

4.2 No Right of Dissent

In addition to any other restrictions in Appendix C hereto, no BGHI Shareholder who votes in favour of the Arrangement shall be entitled to exercise any Dissent Rights under the Arrangement.

ARTICLE 5

CERTIFICATES AND PAYMENTS

5.1 From and after the time of the exchange of BGHI Class A Common shares and Fund Units for New Boyd Common Shares pursuant to Sections 3.1(d) and 3.1(e), respectively:

(a)

certificates formerly representing Fund Units shall represent only the right to receive an electronic registration of ownership of New Boyd Common Shares in the records of New Boyd (“Direct Registration Advice”) as provided in this Plan of Arrangement; and

(b)	certificates formerly representing BGHI Class A Common shares shall represent only the right to receive a Direct Registration Advice as provided in this Plan of Arrangement,

subject to compliance with the requirements set forth in this Article 5.

5.2 Prior to the Effective Time, the Fund shall establish with the Depositary an account for the benefit of New Boyd Shareholders entitled to New Boyd dividends (the “Dividends”) for the purpose of depositing such cash with the Depositary (the “Segregated Funds”).

5.3 All Dividends paid with respect to any New Boyd Common Shares allotted and issued after the Effective Time, but for which a Direct Registration Advice has not been issued shall be paid or delivered to the Depositary to be held by the Depositary as Segregated Funds, in trust for the registered holder of the New Boyd Common Shares. Subject to Section 5.6, the Depositary shall pay and deliver to any such registered holder such Dividends to which such holder is entitled, net of applicable withholding and other taxes, upon delivery of the certificate or Direct Registration Advice representing the New Boyd Common Shares issued to such holder in accordance with Section 5.4. No registered holder shall be entitled to receive any interest on the payment of such Dividends.

5.4 The Fund shall forward to each registered Unitholder at the address of such holder as it appears on the register of Fund Units, or on the register of BGHI and to each registered holder of BGHI Class A Common shares, on or before the Effective Date, a Letter of Transmittal and instructions for obtaining delivery of a Direct Registration Advice to such holder pursuant to this Arrangement. A registered Fund Unitholder or a registered BGHI Class A Common Shareholder may take delivery of a Direct Registration Advice by delivering the certificates representing such holder’s Fund Units or BGHI Class A Common shares to the Depositary at any of the offices indicated in the Letter of Transmittal, accompanied by a duly completed Letter of Transmittal and such other documents as the Depositary may reasonably require. The Direct Registration Advice issued to such holder shall be registered in such names and, delivered to such addresses as such holder may direct in such Letter of Transmittal, or as soon as practicable after receipt by the Depositary of the required documents.

5.5 Fund Unitholders and BGHI Class A Common Shareholders shall not be entitled to any interest, premium or other payment on or with respect to the former Fund Units or former BGHI Class A Common shares other than the Direct Registration Advice which they are entitled to receive pursuant to this Arrangement.

5.6 Any certificate formerly representing Fund Units or BGHI Class A Common shares that is not deposited with all other documents as provided in Section 5.4 on the day before the fifth anniversary of the Effective Date shall cease to represent a right or claim of any kind or nature and the right of the holder of such Fund Units or BGHI Class A Common shares to receive a Direct Registration Advice and/or any cash payments, as the case may be, shall be deemed to be surrendered to New Boyd, together with all dividends thereon held for such holder.

5.7 If any certificate which immediately prior to the exchanges contemplated by Section 3.1(d) or 3.1(e), as the case may be, represented an interest in outstanding Fund Units or BGHI Class A Common shares that were transferred on such exchange has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to have been lost, stolen or destroyed, the registered holder thereof in the register of Fund Units or register of BGHI Class A Common shares, as the case may be, shall, as a condition precedent to the receipt of any Direct Registration Advice to be issued to such person, provide to New Boyd and the Depositary, a bond, in form and substance satisfactory to New Boyd, or otherwise indemnify New Boyd, to its satisfaction, in its sole and absolute discretion, against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

5.8 No Direct Registration Advice representing fractional New Boyd Common Shares shall be issued under this Arrangement.

ARTICLE 6

AMENDMENTS

6.1 New Boyd, the Fund, 4612094, BGHI and BGI may amend this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment must be: (i) set out in writing; (ii) approved by the other parties to the Arrangement Agreement; and (iii) filed with the Court.

6.2 Any amendment, modification or supplement to this Plan of Arrangement may be made prior to the Effective Time by New Boyd, the Fund, 4612094, BGHI and BGI (or, following the Effective Time, by New Boyd) without the approval of the Court or Fund Unitholders or BGHI Class A Common Shareholders, provided that it concerns a matter which, in the reasonable opinion of New Boyd, the Fund, 4612094, BGHI and BGI (or, following the Effective Time, New Boyd) is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement or is not adverse to the financial or economic interests of any former holder of Fund Units or BGHI Class A Common shares.

6.3 Subject to Article 6.2, any amendment to this Plan of Arrangement may be proposed by New Boyd, the Fund, 4612094, BGHI and BGI at any time prior to the earlier of the Fund Meeting or the BGHI Meeting (provided that the other parties to the Arrangement Agreement shall have consented thereto) with or without any prior notice or communication to Fund Unitholders or BGHI Class A Common Shareholders, and if so proposed and accepted by the Persons voting at the Fund Meeting and at the BGHI Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

6.4 Subject to Article 6.2, New Boyd, the Fund, 4612094, BGHI and BGI may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time after the Fund Meeting and the BGHI Meeting and prior to the Effective Time with the approval of the Court and, if and as required by the Court, after communication to the Fund Unitholders and the BGHI Class A Common Shareholders.

ARTICLE 7

GENERAL

7.1 Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

7.2 If, prior to the Effective Date, any term or provision of this Plan of Arrangement is held by the Court to be invalid, void or unenforceable, the Court, at the request of any parties, shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Plan of Arrangement shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation.

7.3 This Plan of Arrangement shall be governed by and construed in accordance with the laws of the Province of Manitoba and the federal laws of Canada applicable therein. Any questions as to the interpretation or application of this Plan of Arrangement and all proceedings taken in connection with this Plan of Arrangement and its provisions shall be subject to the exclusive jurisdiction of the Court.

7.4 Should the Minister of National Revenue and/or any other competent taxing authority having jurisdiction determine that the Fair Market Value of the BGI Class I shares exchanged for BGI Class A Preferred Shares, BGI Class II shares exchanged for BGI Common Shares, BGI Class IV shares exchanged for BGI Class B Preferred Shares and/or BGHI Class A Common shares exchanged for BGHI Class C Common shares, respectively, is greater than or less than the value of the shares so exchanged as determined by the boards of directors of BGI or BGHI, as applicable, the amount as determined by the Minister of National Revenue and/or any other competent taxing authority having jurisdiction, if accepted by the parties hereto, or if not accepted, then as is finally determined in accordance with the assessment, objections to assessment and appeal procedures which may be made or taken pursuant to the revisions of the Act and/or the appropriate Act of the other competent taxing authority having jurisdiction (if any) after such determination, shall thereupon govern and instead become the applicable value, and the purchase price and the redemption price of the applicable shares as determined under the Articles of Incorporation of BGI and/or BGHI, as applicable, shall be adjusted to reflect the amount so determined, any such adjustment to be effective as of the Effective Date. BGI, BGHI and the Fund agree to make any and all adjustments respecting any transactions in respect of the foregoing shares to give effect to any such adjustments.

APPENDIX “A”

TO THE PLAN OF ARRANGEMENT

BGHI share conditions

A.	The Class C Common shares of the Corporation shall have attached thereto the following. rights, privileges, restrictions and conditions:

(a)

The holders of Class C Common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Class C Common share then held by them.

B.

Notwithstanding anything to the contrary contained in the rights, privileges, restrictions and conditions otherwise attaching to the Class A Common shares and the Class B Common shares in the Articles of the Corporation:

(b)

The holders of Class A Common shares, Class B Common shares and Class C Common shares shall be entitled to dividends equally on a pro rata basis when, as and if declared thereon from time to time by the Board of Directors of the Corporation in its discretion.

(c)

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the property and assets of the Corporation shall be paid and distributed pro rata, share for share, to the holders of the Class A Common shares, Class B Common shares and Class C Common shares.

APPENDIX “B”

TO THE PLAN OF ARRANGEMENT

BGI share conditions

A.     The Common Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

(a)

The holders of Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Common Share then held by them respectively.

(b)

The holders of Common Shares shall be entitled to such dividends as may be declared thereon from time to time by the Board of Directors of the Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Common Shares shall be shared rateably among the Common Shares then issued and outstanding.

(c)

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Shares shall be entitled to receive rateably among themselves the assets and property of the Corporation.

B.     The Class A Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions, as well as any rights, privileges, restrictions and conditions to which the Class A Preferred Shares are made subject pursuant to any other clause herein:

(a)

The holders of the Class A Preferred Shares shall be entitled to such dividends as may be declared from time to time by the Board of Directors of the Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Class A Preferred Shares shall be shared rateably among the Class A Preferred Shares then issued and outstanding.

(b)

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class A Preferred Shares shall be entitled to receive from the assets and the property of the Corporation for each such share held by them a sum equivalent to the redemption price for each Class A Preferred Share hereinafter specified and any declared and unpaid dividends thereon before any amount shall be paid or any assets or property of the Corporation distributed to the holders of any Common Shares or other shares of any other class ranking junior to the Class A Preferred Shares. After payment to the holders of the Class A Preferred Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

(c)

Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation shall, at the request of any holder of Class A Preferred Shares and upon being given notice as hereinafter contained, redeem the Class A Preferred Shares of such holder on payment for each such share to be redeemed of a sum equal to the redemption price for each Class A Preferred Share hereinafter specified, together with all declared and unpaid dividends thereon.

(d)

The redemption right in Clause B (c) hereof may be exercised by notice in writing given to the Corporation at its registered office accompanied by the certificate or certificates representing Class A Preferred Shares in respect of which the holder thereof desires to exercise such right of redemption and such notice shall be signed by the person registered on the records of the Corporation as the holder of the Class A Preferred Shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of Class A Preferred Shares which the holder desires to have redeemed. Within 60 days of the date of mailing by registered mail the notice in writing hereinbefore referred to, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class A Preferred Shares to be redeemed the redemption price thereof as hereinafter specified, together with all declared and unpaid dividends thereon. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(e)

Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation may redeem at any time the whole or from time to time any part. of the then outstanding Class A Preferred Shares on payment for each share to be redeemed of a sum equal to the fair market value of the aggregate consideration (as determined by the Board of Directors of the Corporation) for which such Class A Preferred Shares then outstanding were issued divided by the number of Class A Preferred Shares then outstanding, which sum is herein referred to as the “redemption price for each Class A Preferred Share”, together with all declared and unpaid dividends thereon. Provided, however, if the Minister of National Revenue of Canada should determine that the fair market value of the aggregate consideration for which such Class A Preferred Shares then outstanding were issued is greater than or less than the fair market value of such consideration as determined by the Board of Directors of the Corporation then the redemption price for each such Class A Preferred Share shall be the fair market value of such consideration as determined by the Minister of National Revenue of Canada or such other amount as may be finally determined by virtue of objections and/or appeals taken pursuant to the Income Tax Act (Canada) in the event that such objections and/or appeals are taken, or in accordance with any court determination otherwise available at law and binding on the Minister of National Revenue of Canada, divided by the number of Class A Preferred Shares then outstanding. In the event that any Class A Preferred Shares are redeemed prior to either of these determinations all changes that occur as a result of either of these determinations shall be made on a retroactive basis from the time of the issuance of the Class A Preferred Shares. In case a part only of the then outstanding Class A Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed pro-rata disregarding fractions and the Board of Directors of the Corporation may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

(f)

In the case of redemption of Class A Preferred Shares under the provisions of Clause B (e) hereof, the Corporation shall, at least 10 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of the Class A Preferred Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class A Preferred Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price for each Class A Preferred Share and the date on which redemption is to take place, and, if part only of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class A Preferred Shares to be redeemed the redemption price for each Class A Preferred Share being redeemed, together with all declared and unpaid dividends thereon, on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificates representing the Class A Preferred Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, a holder of Class A Preferred Shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of a shareholder in respect thereof unless payment of the redemption price for such Class A Preferred Shares is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class A Preferred Shares as aforesaid to deposit the redemption price for such Class A Preferred Shares or such of the shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Class A Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class A Preferred Shares in respect whereof such deposit shall have been made shall be redeemed and the right of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total redemption price for the Class A Preferred Shares so deposited against presentation and surrender of the said certificates held by them respectively, together with all declared and unpaid dividends thereon. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(g)

No dividends shall be declared or paid on or set apart for payment on the Class B Preferred Shares, the Common Shares or other shares of any other class ranking junior to the Class A Preferred Shares, or any of them, which would have the effect of reducing the assets available on a winding-up for distribution to holders of Class A Preferred Shares below an amount equivalent to the aggregate redemption price payable for the Class A Preferred Shares then issued and outstanding.

(h)

The holders of Class A Preferred Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall be entitled to one (1) vote thereat for each Class A Preferred Share then held by them respectively.

C.     The Class B Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions, as well as any rights, privileges, restrictions and conditions to which the Class B Preferred Shares are made subject pursuant to any other clause herein:

(a)

The holders of the Class B Preferred Shares shall be entitled to such dividends as may be declared from time to time by the Board of Directors of the Corporation in its discretion. The aggregate amount of dividends to be declared or paid or set apart for payment on the Class B Preferred Shares shall be shared rateably among the Class B Preferred Shares then issued and outstanding.

(b)

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class B Preferred Shares shall be entitled to receive from the assets and the property of the Corporation for each such share held by them a sum equivalent to the redemption price for each Class B Preferred Share hereinafter specified and any declared and unpaid dividends thereon before any amount shall be paid or any assets or property of the Corporation distributed to the holders of Class A Preferred Shares, Common Shares, or other shares of any other class ranking junior to the Class B Preferred Shares. After payment to the holders of the Class B Preferred Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

(c)

Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation shall, at the request of any holder of Class B Preferred Shares and upon being given notice as hereinafter contained, redeem the Class B Preferred Shares of such holder on payment for each such share to be redeemed of a sum equal to the redemption price for each Class B Preferred Share hereinafter specified, together with all declared and unpaid dividends thereon.

(d)

The redemption right in Clause C (c) hereof may be exercised by notice in writing given to the Corporation at its registered office accompanied by the certificate or certificates representing Class B Preferred Shares in respect of which the holder thereof desires to exercise such right of redemption and such notice shall be signed by the person registered on the records of the Corporation as the holder of the Class B Preferred Shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of Class B Preferred Shares which the holder desires to have redeemed. Within 60 days of the date of mailing by registered mail the notice in writing hereinbefore referred to, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class B Preferred Shares to be redeemed the redemption price thereof as hereinafter specified, together with all declared and unpaid dividends thereon. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(e)

Subject to the provisions of the Canada Business Corporations Act, as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Corporation may redeem at any time the whole or from time to time any part of the then outstanding Class B Preferred Shares on payment for each share to be redeemed of a sum of $1,000, being the price for which such Class B Preferred Shares then outstanding were issued, which sum is herein referred to as the “redemption price for each Class B Preferred Share”, together with all declared and unpaid dividends thereon. Provided, however, if the Minister of National Revenue of Canada should determine that the fair market value of the aggregate consideration for which such Class B Preferred Shares then outstanding were issued is greater than or less than the fair market value of such consideration as determined by the Board of Directors of the Corporation then the redemption price for each such Class B Preferred Share shall be the fair market value of such consideration as determined by the Minister of National Revenue of Canada or such other amount as may be finally determined by virtue of objections and/or appeals taken pursuant to the Income Tax Act (Canada) in the event that such objections and/or appeals are taken, or in accordance with any court determination otherwise available at law and binding on the Minister of National Revenue of Canada, divided by the number of Class B Preferred Shares then outstanding. In the event that any Class B Preferred Shares are redeemed prior to either of these determinations all changes that occur as a result of either of these determinations shall be made on a retroactive basis from the time of the issuance of the Class B Preferred Shares. In case a part only of the then outstanding Class B Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed pro-rata disregarding fractions and the Board of Directors of the Corporation may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

(f)

In the case of redemption of Class B Preferred Shares under the provisions of Clause C (e) hereof, the Corporation shall, at least 10 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of the Class B Preferred Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B Preferred Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price for each Class B Preferred Share and the date on which redemption is to take place, and, if part only of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class B Preferred Shares to be redeemed the redemption price for each Class B Preferred Share being redeemed, together with all declared and unpaid dividends thereon, on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificates representing the Class B Preferred Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, a holder of Class B Preferred Shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of a shareholder in respect thereof unless payment of the redemption price for such Class B Preferred Shares is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation .shall have the right at any time after the mailing of notice of its intention to redeem any Class B Preferred Shares as aforesaid to deposit the redemption price for such Class B Preferred Shares or such of the shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Class B Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class B Preferred Shares in respect whereof such deposit shall have been made shall be redeemed and the right of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total redemption price for the Class B Preferred Shares so deposited against presentation and surrender of the said certificates held by them respectively, together with all declared and unpaid dividends thereon. The notice provisions contained herein may be abridged or dispensed with at the discretion of the Board of Directors of the Corporation.

(g)

No dividends shall be declared or paid on or set apart for payment on the Common Shares or other shares of any other class ranking junior to the Class B Preferred Shares or any of them, which would have the effect of reducing the assets available on a winding-up for distribution to holders of Class B Preferred Shares below an amount equivalent to the aggregate redemption price payable for the Class B Preferred Shares then issued and outstanding.

(h)

The holders of Class B Preferred Shares shall not be entitled to receive notice of or to attend any meetings of the shareholders of the Corporation and shall not be entitled to any vote at any such meeting except where specifically required by the Canada Business Corporations Act.

APPENDIX “C”

TO THE PLAN OF ARRANGEMENT

DISSENT RIGHTS

The following provisions describe the rights of dissent available to BGHI Shareholders under the Plan of Arrangement. All capitalized terms used herein but not otherwise defined have the meanings ascribed thereto in the Plan of Arrangement.

1.

A BGHI Shareholder may dissent in respect of the Arrangement upon compliance with Article 4 of the Plan of Arrangement and the provisions of this Appendix C (any such Shareholder who so dissents being a “Dissenting Shareholder”).

2.

In addition to any other right it may have, but subject to paragraph 25 hereof, a person who complies with these dissent provisions is entitled, on the Effective Date, to be paid by BGHI the fair value of such person’s BGHI Shares (such person’s “interest”) in respect of which such person dissents, determined as of the close of business on the day before the Effective Date.

3.	A Dissenting Shareholder may only claim Dissent Rights with respect to all the interest held by such Dissenting Shareholder.

4.

A Dissenting Shareholder shall send to BGHI, at or before the BGHI Meeting, a written objection to the BGHI Arrangement Resolution approving the Arrangement to be voted on at the BGHI Meeting, unless BGHI did not give notice to the BGHI Shareholder of the purpose of the BGHI Meeting and of its right to dissent.

5.

BGHI shall, within ten days after the BGHI Shareholders adopt the BGHI Arrangement Resolution, send to each BGHI Shareholder who has filed the objection referred to in paragraph 4 hereof, notice that the BGHI Arrangement Resolution has been adopted, but such notice is not required to be sent to any BGHI Shareholder who (a) voted their BGHI Share(s) in favour of the BGHI Arrangement Resolution, or (b) has withdrawn its objection.

6.

A Dissenting Shareholder shall, within twenty days after it receives a notice under paragraph 5 hereof or, if it does not receive such notice, within twenty days after it learns that the BGHI Arrangement Resolution has been adopted, send to BGHI a written notice containing:

(a)	its name and address;

(b)	a description of the Dissenting Shareholder’s interest; and

(c)	a demand for payment of the fair value of such interest.

7.	A Dissenting Shareholder shall, within thirty days after it sends a notice under paragraph 6 hereof, send the certificate(s) representing the shares in respect of which the Dissenting

Shareholder dissents, to BGHI. Failure to comply with this requirement will result in the Dissenting Shareholder having no right to make a claim pursuant to this paragraph.

8.

BGHI shall endorse on any share certificate received pursuant to paragraph 7, a notice that the holder is a Dissenting Shareholder under this section and shall forthwith return the share certificate to the Dissenting Shareholder.

9.

On sending a notice under paragraph 6 hereof, a Dissenting Shareholder ceases to have any rights as a holder of its interest other than the right to be paid the fair value of its interest as determined under these Dissent Rights except where:

(a)  the Dissenting Shareholder withdraws his notice before BGHI makes an offer under paragraph 10 hereof;

(b)  BGHI fails to make an offer in accordance with paragraph 10 hereof and the Dissenting Shareholder withdraws his notice; or

(c)  the Plan of Arrangement is not completed,

in which case its rights as a holder of its interest are reinstated as of the date it sent the notice referred to in paragraph 6 hereof.

10.

BGHI shall, not later than seven days after the later of the Effective Date and the day BGHI received the notice referred to in paragraph 6 hereof, send to each Dissenting Shareholder who has sent such notice:

(a)  a written offer to pay for such Dissenting Shareholder’s interest an amount considered by the directors of BGHI to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b)  if paragraph 25 hereof applies, a notification that it is unable lawfully to pay Dissenting Shareholders for their interests.

11.	Every offer made under paragraph 10 hereof for the same interests shall be on the same terms.

12.

On receiving an offer pursuant to paragraph 10 hereof, each Dissenting Shareholder wishing to accept the offer shall give BGHI its notice of acceptance of the offer in writing, which must be received by BGHI within thirty days after the offer was made.

13.

Subject to paragraph 25 hereof, BGHI shall pay for the interest of a Dissenting Shareholder within ten days after an offer made under paragraph 10 hereof has been accepted, but any such offer lapses if BGHI does not receive an acceptance thereof within thirty days after the offer has been made.

14.

Where BGHI fails to make an offer under paragraph 10 hereof, or if a Dissenting Shareholder fails to accept an offer, BGHI may, within fifty days after the Effective Date or within such further period as a court may allow, apply to a court to fix a fair value for the interest of any Dissenting Shareholder.

15.

If BGHI fails to apply to a court under paragraph 14 hereof, a Dissenting Shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

16.

An application under paragraph 14 or 15 hereof shall he made to a court having jurisdiction in the place where BGHI has its registered office or in the province where the Dissenting Shareholder resides if BGHI carries on business in that province.

17.	A Dissenting Shareholder is not required to give security for costs in an application made under paragraph 14 or 15 hereof.

18.	On an application to a court under paragraph 14 or 15,

(a)  all Dissenting Shareholders whose interests have not been purchased by BGHI shall be joined as parties and are bound by the decision of the court; and

(b)  BGHI shall notify each affected Dissenting Shareholder of the date, place and consequences of the application and of its right to appear and be heard in person or by counsel.

19.

On an application to a court under paragraph 14 or 15 hereof, the court may determine whether any other person is a Dissenting Shareholder who should be joined as a party, and the court shall then fix a fair value for the interests of all Dissenting Shareholders.

20.	A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the interests of the Dissenting Shareholders.

21.	The final order of a court shall be rendered against BGHI in favour of each Dissenting Shareholder and for the amount of the interests as fixed by the court.

22.

A court may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the date the action approved by the BGHI Arrangement Resolution is effective until the date of payment.

23.

If paragraph 25 hereof applies, BGHI shall, within ten days after the pronouncement of an order under paragraph 21 hereof, notify each Dissenting Shareholder that it is unable lawfully to pay Dissenting Shareholders for their interests.

24.	If paragraph 25 hereof applies, a Dissenting Shareholder, by written notice delivered to BGHI within thirty days after receiving a notice under paragraph 23 hereof, may

(a)  withdraw its notice of dissent, in which case BGHI is deemed to consent to the withdrawal and the shareholder is reinstated to its full rights as a holder of its interest; or

(b)  retain its status as a claimant against BGHI, to be paid as soon as BGHl is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of BGHI but in priority to its shareholders.

25.	BGHI shall not make a payment to a Dissenting Shareholder under these Dissent Rights if there are reasonable grounds for believing that

(a)  BGHI is or would after the payment be unable to pay its liabilities as they become due; or

(b)  the realizable value of BGHI’s assets would thereby be less than the aggregate of its liabilities.